U.S. SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM 8-K


                        Current Report Pursuant
                     to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934




Date of Report (Date of Earliest Event Reported)  August 21, 1998
                                                  --------------

                          Blue Fish Clothing, Inc.
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         (Exact Name of Registrant as Specified in its Charter)


                               Pennsylvania
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             (State or Other Jurisdiction of Incorporation)


            1-14078                               22-2781253
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     Commission File Number                (I.R.S. Employer I.D. No.)


             No. 3 Sixth Street, Frenchtown, New Jersey 08825
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      (Address of Principal Executive Offices, Including Zip Code)

                            (908) 996-3844
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          (Registrant's Telephone Number, Including Area Code)


                             Not Applicable
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      (Former Name or Former Address, if Changed Since Last Report)



Item 5.   Other Events
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The Company announced that Jeffrey L. Haims, who has been serving as
Acting Chief Executive Officer since March 27, 1998, has been appointed President, Chief Executive Officer and has been elected to the Board of Directors. As part of a 5-year contract, a significant portion of Mr. Haims' compensation is dependent upon achievement of a wide range of goals and measurements designed to maximize shareholder value and company performance, while maintaining the Company's adherence to core beliefs.

Item 7.   Exhibits
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          10.44.   Employment Agreement, effective as of August 21,
                   1998, by and between Blue Fish Clothing, Inc. and Jeffrey L. Haims.


                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BLUE FISH CLOTHING, INC.


Date:  October 7, 1998           By: /s/ Jeffrey L. Haims
                                    -------------------------------------
                                    Jeffrey L. Haims
                                    President and Chief Executive Officer